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                                                                   EXHIBIT 99(a)



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), each of the undersigned officers of Merchants Group, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

                 (1)     the Form 10-Q fully complies with the requirements of
                         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  May 13, 2003                    By:/s/ Robert M. Zak


                                        ----------------------------------------
                                        Robert M. Zak, Senior Vice President and
                                        Chief Operating Officer
                                        (Chief Executive Officer)



Dated:  May 13, 2003                    By:/s/ Kenneth J. Wilson


                                        ----------------------------------------
                                        Kenneth J. Wilson, Vice President & CFO
                                        (Chief Financial Officer)





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